Other Assets	12 Months Ended
Dec. 31, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets
OTHER ASSETS

(in millions)	2016	2015
Supplemental Executive Retirement Plan assets	$115	$58
Equity investment - Belize Electricity	78	79
Renewable Energy Credits (Note 8 (xiv))	39	17
Defined benefit pension plan assets (Note 26)	32	11
Deferred compensation plan assets (Note 16)	24	25
Other investments	21	13
Available-for-sale investment (Notes 28 and 30)	—	33
Deposit on acquisition of Aitken Creek (Note 27)	—	38
Other	97	78
	$406	$352

9. OTHER ASSETS (cont’d)

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through both deferred compensation plans for Directors and Officers of the Companies, as well as Supplemental Executive Retirement Plans (“SERP”) and the assets held to support these plans are reported separately from the related liabilities (Note 16). Most of the plan assets are held in trust and funded mainly through the use of trust-owned life insurance policies and mutual funds. Assets held in mutual and money market funds are recorded at fair value on a recurring basis (Note 30). Included in SERP assets are available-for-sale-securities at ITC of US$42 million, for which gains and losses are recorded in other comprehensive income.

In August 2015 the Corporation agreed to terms of a settlement with the GOB regarding the GOB’s expropriation of the Corporation’s approximate 70% interest in Belize Electricity in June 2011. The terms of the settlement included a one-time US$35 million cash payment to Fortis from the GOB and an approximate 33% equity investment in Belize Electricity. As a result of the settlement, the Corporation recognized an approximate $9 million loss in 2015 (Note 23).

Other assets are recorded at cost and are recovered or amortized over the estimated period of future benefit, where applicable. Other assets also includes the fair value of derivative instruments (Note 30).